UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2006

Auxilium Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Valley Stream Parkway, Malvern, Pennsylvania	19355
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (484) 321-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 8, 2006, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-133477) of Auxilium Pharmaceuticals, Inc. (the “Company”) filed on April 21, 2006 with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock, shares of preferred stock, debt securities or warrants at an aggregate initial offering price not to exceed $100,000,000.

On September 14, 2006, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with each of Thomas Weisel Partners LLC and Roth Capital Partners, LLC (together, the “Placement Agents”), pursuant to which the Placement Agents have agreed to act as the Company’s placement agents in connection with an offering of up to 5.5 million shares of the Company’s common stock (the “Offering”) under the Registration Statement.

In connection with the Placement Agency Agreement and the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	as Exhibit 1.1, the Placement Agency Agreement, including as Exhibit A thereto the form of Subscription Agreement to be entered into by the Company and the investors in the Offering; and

•	as Exhibit 5.1, the legal opinion of Morgan, Lewis & Bockius LLP relating to the shares of common stock to be issued and sold in the Offering.

On September 15, 2006, the Company announced that it had entered into definitive agreements with certain institutional investors to sell 5.5 million shares of common stock at a price of $8.50 per share, for an aggregate purchase price of approximately $46.8 million. The Company expects that the net proceeds of the Offering will be approximately $43.3 million after deducting the placement agency fees and all estimated offering expenses that are payable by the Company.

A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Placement Agency Agreement, dated September 14, 2006, by and among the Company, Thomas Weisel Partners LLC and Roth Capital Partners, LLC.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1 above).

99.1	Press Release of Auxilium Pharmaceuticals, Inc. dated September 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 15, 2006	By:	/s/ Jennifer Evans Stacey
		Name:	Jennifer Evans Stacey, Esq.
		Title:	Executive Vice President, General Counsel, Human Resources and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Placement Agency Agreement, dated September 14, 2006, by and among the Company, Thomas Weisel Partners LLC and Roth Capital Partners, LLC.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1 above).

99.1	Press Release of Auxilium Pharmaceuticals, Inc. dated September 15, 2006.